Interim report Unaudited Combined financial statements for GN Otometrics A/S (carve-out of the Otometrics business from GN Store Nord A/S) for the period January 1 2016 to June 30 2016 Otometrics A/S Hoerskaetten 9 DK-2630 Taastrup Denmark 1 Exhibit 99.2Unaudited Combined Financial Statements

UNAUDITED COMBINED FINANCIAL STATEMENTS Accounting policies This combined interim report has been prepared in accordance with IAS 34 “Interim Financial Reporting” as issued by the International Accounting Standards Board. New standards, interpretations and amendments adopted by GN Otometrics As of January 1, 2016, GN Otometrics adopted all relevant new or revised International Financial Reporting Standards and IFRIC Interpretations with effective date January 1, 2016 or earlier, including those specified in note 1.1 in the combined financial statements 2015. The new or revised Standards and Interpretations did not affect recognition and measurement materially or result in any material changes to disclosures in the notes. The accounting policies applied are unchanged from those applied in the combined financial statements 2015. 2

COMBINED INCOME STATEMENT June YTD June YTD DKK million 2016 2015 Revenue 315 309 Production costs (156) (142) Gross profit 159 167 Development costs (25) (23) Selling and distribution costs (87) (75) Management and administrative expenses (20) (44) Operating profit (loss) 27 25 Financial income 3 6 Financial expenses (5) (3) Profit (loss) before tax 25 28 Tax on profit (loss) (9) (9) Profit (loss) for the year 16 19 COMBINED STATEMENT OF COMPREHENSIVE INCOME June YTD June YTD DKK million 2016 2015 Profit (loss) for the year 16 19 Other comprehensive income Items that may be reclassified subsequently to profit or loss Foreign exchange adjustments, etc. (4) 16 Tax relating to these items of other comprehensive income - - Other comprehensive income for the year, net of tax (4) 16 Total comprehensive income for the year 12 35 UNAUDITED COMBINED FINANCIAL STATEMENTS 3

COMBINED BALANCE SHEET AT JUNE 30 June 30 June 30 DKK million 2016 2015 ASSETS Intangible assets 480 336 Property, plant and equipment 22 21 Deferred tax assets 23 3 Owed by associates 46 74 Total non-current assets 571 434 Inventories 128 138 Trade receivables 117 124 Tax receivables 1 - Other receivables 18 29 Cash and cash equivalents 32 31 Total current assets 296 322 Total assets 867 756 NET INVESTED CAPITAL AND LIABILITIES Net invested capital 431 410 Pension obligations 2 2 Provisions 7 7 Deferred tax liabilities 66 47 Non-current paybles to the GN Group 22 28 Total non-current liabilities 97 84 Bank loans 1 - Current payables to the GN Group 234 144 Trade payables 34 47 Tax payables 10 10 Provisions 7 11 Other payables 53 50 Total current liabilities 339 262 Total net invested capital and liabilities 867 756 UNAUDITED COMBINED FINANCIAL STATEMENTS 4

COMBINED STATEMENT OF CASH FLOW June YTD June YTD DKK million 2016 2015 Operating activities Operating profit (loss) 27 25 Depreciation, amortization and impairment 25 23 Other non-cash adjustments (8) 8 Cash flow from operating activities before changes in working capital 44 56 Change in inventories 8 (14) Change in receivables 15 (6) Change in trade payables and other payables (23) 6 Total changes in working capital - (14) Cash flow from operating activities before financial items and tax 44 42 Interest etc. paid (2) (3) Tax paid, net (2) (4) Cash flow from operating activities 40 35 Investing activities Investments in intangible assets, excluding development projects (8) - Development projects (44) (31) Investments in property, plant and equipment (5) (5) Investments in other non-current assets (18) - Disposal/repayment of other non-current assets - 64 Acquisition of companies/operations - (6) Cash flow from investing activities (75) 22 Cash flow from operating and investing activities (free cash flow) (35) 57 Financing activities Increase/(decrease) of long-term loans - (2) Increase/(decrease) of short-term loans (1) (1) Increase/(decrease) in payables to the GN Group and other adjustments 54 (48) Cash flow from financing activities 53 (51) Net cash flow 18 6 Cash and cash equivalents, beginning of period 15 25 Adjustment foreign currency, cash and cash equivalents (1) - Cash and cash equivalents, end of period 32 31 UNAUDITED COMBINED FINANCIAL STATEMENTS 5

COMBINED CHANGES IN NET INVESTED CAPITAL STATEMENT June YTD June YTD DKK million 2016 2015 Balance at January 1 404 206 Contributed operations - 160 Profit (loss) for the year 16 19 Other comprehensive income for the year, net of tax (4) 16 Other adjustments 15 9 Balance at June 30 431 410 UNAUDITED COMBINED FINANCIAL STATEMENTS 6